SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)

                                       of the

                           Securities Exchange Act of 1934

                  Date of Report (Date of Earliest Event Reported):
                                    May 13, 1995


                      CARACO PHARMACEUTICAL LABORATORIES, LTD.
                  Exact Name of Registrant as Specified in Charter

               Michigan                   0-24676            38-25-5723
     (State or Other Jurisdiction   Commission File No.  IRS Employer ID No.
         of Incorporation)


                     1150 Elijah McCoy Drive, Detroit, MI  48202
                      (Address of Principal Executive Offices)

                     Registrant's Telephone No.:  (313) 871-8400







     The Exhibit Index is located on page 3.
     The total number of pages is 4.





          ITEM 5.  OTHER EVENTS.

               On May  13, 1996  the Company   sold  privately to  one  (1)
          investor an aggregate of 44,444 shares of common stock for aggregate consideration of $99,999 in cash for a per share equivalent to $2.25. These shares were not registered under the Securities Act of 1933 in reliance upon the exemption from registration afforded by Section 4(2) of that Act.

               On May 31, 1996 the Company sold privately to one (1) investor an aggregate of 250,000 shares of common stock for aggregate consideration of $500,000 in cash for a per share equivalent to $2.00. These shares were not registered under the Securities Act of 1933 in reliance upon the exemption from registration afforded by Section 4(2) of that Act.

          The offerings were completed without an underwriter.

               Attached hereto, as Exhibit A, is a Pro Forma Balance Sheet as of March 31, 1996 giving retroactive effect to the Company's May private sales and issuance of 294,444 shares of common stock.

                                     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of

          1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CARACO PHARMACEUTICAL LABORATORIES, LTD.


                                    /s/Allan J. Hammer


                                   Allan J. Hammer
                                   Chief Financial Officer
                                   (A duly authorized signatory
                                      of the Company)



          DATED:  June 3, 1996





                                    EXHIBIT INDEX


          Exhibit Table
             Number                           Exhibit                  Page

               99        Exhibit A - Pro Forma Balance Sheet            4
                          as of March 31, 1996

                         CARACO PHARMACEUTICAL LABORATORIES
                               PRO FORMA BALANCE SHEET
                                     (Unaudited)

                                                                   PRO FORMA
                                            MARCH 31, PRO FORMA   MARCH 31,
                                              1996      ADJUST        1996
                                           --------- ---------   ----------
          Cash                             198,909    600,000       798,909
          Marketable Securities            128,739                  128,739
          Receivables
            Trade                          183,008                  183,008
          Inventories                      288,024                  288,024
          Prepaid expenses and deposits    119,365                  119,365
          Subscription receivable        1,288,000                1,288,000
                                         ----------   -------    ----------
           Total current assets          2,206,045    600,000     2,806,045
                                         ----------   -------   ----------
          PROPERTY, PLANT AND EQUIPMENT -
            AT COST
            Building and improvements    6,682,724                6,682,724
            Equipment                    3,795,087                3,795,087
            Furniture and fixtures         156,909                  156,909
                                         ----------   -------    ----------
                                         10,634,720         0    10,634,720
          LESS: ACCUMULATED DEPRECIATION (1,970,972)            (1,970,972)
                                        ----------    -------    ----------
                                          8,663,748        0     8,663,748
          Land                            197,305                  197,305
                                         ----------   -------    ----------
           Total assets                11,067,098    600,000    11,667,098
                                         ==========   =======    ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY

          CURRENT LIABILITIES
            Note payable                   475,833                  475,833
            Accounts payable             1,228,979                1,228,979
            Accrued other                  147,000                  147,000
            Accrued interest               218,988                  218,988
                                         ----------   -------    ----------
              Total current liabilities  2,070,800          0     2,070,800
                                         ----------   -------    ----------

          Long-term obligations          8,524,167               8,524,167

          STOCKHOLDER' EQUITY
            Preferred stock              1,000,000                1,000,000
          Common Stock                  19,084,574    600,000    19,684,574
          Subscription receivable          (14,087)                (14,087)
          Beginning deficit            (19,437,432)            (19,437,432)
          Unrealized loss on
            Marketable Securities         (160,924)               (160,924)
                                         ----------   -------    ----------
                                            472,131   600,000    1,072,131
                                         ----------   -------    ----------
            Total liab. and
             stockholders' equity       11,067,098    600,000    11,667,098
                                         ==========   =======    ==========